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                                 EXHIBIT 23.1
                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-32901, 333-32901-99 and 333-68357) and
Form S-3 (File No. 333-37174) of PharmaNetics, Inc. of our reports dated February 14, 2001 relating to the financial statements and financial statement schedules, which appear in this Form 10-K.


/s/ PricewaterhouseCoopers LLP

Raleigh, North Carolina
March 27, 2001